                                                                    Exhibit 10.2

                 AMENDMENT NO. 3 TO CREDIT AGREEMENT AND WAIVER

     THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT AND WAIVER (this "Amendment"), dated as of March 31, 2004, is made and entered into on the terms and conditions hereinafter set forth, by and among NN, INC., a Delaware corporation ("Domestic
Borrower"), NN EUROPE ApS, a Denmark limited liability company (successor by name change to NN Euroball ApS) ("Euro Borrower"; Domestic Borrower and Euro
Borrower are sometimes hereinafter individually and collectively referred to as the "Borrower"), all subsidiaries (except for the Euro Borrower) of the Domestic
Borrower who are now or hereafter become parties to the Credit Agreement, as hereinafter defined (the "Domestic Guarantors"), the several lenders who are now or hereafter become parties to the Credit Agreement (the "Lenders"), AMSOUTH
BANK, an Alabama state bank, individually and as administrative agent for the
Lenders (in such capacity, the "Administrative Agent"), and SUNTRUST BANK, as documentation agent and euro loan agent for the Lenders (in such capacity, the
"Euro Loan Agent").

                                    RECITALS:

     1. Pursuant to that certain Credit Agreement dated as of May 1, 2003, by and among the Borrower, the Domestic Guarantors, the Administrative Agent, the
Lenders and the Euro Loan Agent, as amended by that certain Amendment No.1 to
Credit Agreement dated August 1, 2003, and that certain Amendment No. 2 to
Credit Agreement dated March 12, 2004, by and among the Borrower, the Domestic
Guarantors, the Administrative Agent, the Lenders and the Euro Loan Agent (as
the same heretofore may have been and/or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make the Loans available to the Borrower, all as more specifically described in the Credit
Agreement. Capitalized terms used but not otherwise defined in this Agreement have the same meanings as in the Credit Agreement.

     2. The parties hereto desire to amend the Credit Agreement in certain respects, as more particularly hereinafter set forth.

                                   AGREEMENTS:

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Indebtedness. Clause (i) of Section 9.1 of the Credit Agreement is
hereby amended to provide as follows:

          (i) Indebtedness of the Borrower or a Subsidiary of the Borrower that is owed to the Borrower or a Subsidiary of the Borrower and that is described in clauses (d), (e), (h), or (m) of Section 9.4;

     2. Investments. Clause (m) of Section 9.4 of the Credit Agreement is hereby amended to provide as follows:

          (m) Investments by the Domestic Borrower or any of its Subsidiaries in
     the Euro Borrower that are used to make Investments in NN Italy or the Euro
     Borrower's Subsidiaries that are Domestic Guarantors and used by such
     Subsidiaries to fund their operations or used to pay the Euro Obligations.

     3. Restricted Payments. Clause (d) of Section 9.5 of the Credit Agreement
is hereby amended to provide as follows:

          (d) Subsidiaries of the Euro Borrower may declare and deliver dividends and make distributions payable to the Euro Borrower so long as such amounts are (i) distributed as a dividend by Euro Borrower to Domestic
     Borrower, (ii) used by the Euro Borrower to make Investments in any of its
     Subsidiaries that are Guarantors or NN Italy, to the extent permitted under
     Section 9.4, or (iii) used to pay the Euro Obligations.

     4. Waiver. Lenders hereby waive any Default or Event of Default resulting from any noncompliance with Sections 9.1 and 9.4 of the Credit Agreement in connection with loans in the aggregate amount of €7,150,000 from NN Italy and NN Ireland to Euro Borrower made on or before the date hereof, the proceeds of which were used (together with (euro) 326,000 already on hand with Euro
Borrower) as follows:

        €2,422,000 Investment in NN Slovakia, s.r.o.;
        €4,654,000 repayment of Euro Obligations; and
        €400,000 Investment in Kugelfertigung Eltmann GmbH.

     5. Effectiveness. This Amendment shall become effective when the
Administrative Agent shall have received counterparts or signatures pages executed by the Borrower, the Domestic Guarantors, the Administrative Agent and
the Requisite Lenders.

     6. Representations and Warranties of the Borrower and the Guarantors. As an
inducement to the Administrative Agent, the Euro Loan Agent and the Lenders to
enter into this Amendment, the Borrower and the Domestic Guarantors hereby represent and warrant to the Administrative Agent, the Euro Loan Agent and the
Lenders that, on and as of the date hereof:

          (a) the representations and warranties contained in the Credit
     Agreement and the other Loan Documents are true and correct, except for (1)
     representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (2)
     representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents, and

          (b) except as set forth in Section 4 hereof, no Default or Event of
     Default has occurred and is continuing.

     7. Effect of Amendment; Continuing Effectiveness of Credit Agreement and
Loan Documents.

          (a) Neither this Amendment nor any other indulgences that may have been granted to the Borrower or any of the Domestic Guarantors by the
     Administrative Agent, the Euro Loan Agent or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent, the Euro
     Loan Agent or any Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

          (b) This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Any noncompliance by the Borrower or any Domestic Guarantor with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of
     Default. Except to the extent amended hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects.

     8. Counterparts. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

     9. Miscellaneous.

          (a) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

          (b) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

          (c) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments,

     modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

          (d) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and
     "including" shall be deemed to be followed by "without limitation"
     regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and."

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                       BORROWER:

                                       NN, INC.,
                                       a Delaware corporation

                                       By:   /s/ David L. Dyckman
                                           -------------------------------------
                                             Name:   David L. Dyckman
                                             Title:  Vice President and Chief
                                                     Financial Officer

                                       NN EUROPE ApS, a Denmark limited
                                       liability company (successor by name
                                       change to NN Euroball ApS)

                                       By:   /s/ David L. Dyckman
                                           -------------------------------------
                                             Name:   David L. Dyckman
                                             Title:  Board Member

                                       DOMESTIC GUARANTORS:

                                       INDUSTRIAL MOLDING GP, LLC,
                                       a Delaware limited liability company

                                       By:   /s/ David L. Dyckman
                                           -------------------------------------
                                             Name:   David L. Dyckman
                                             Title:  Manager

                                       INDUSTRIAL MOLDING LP, LLC,
                                       a Tennessee limited liability company

                                       By:   /s/ William C. Kelly, Jr.
                                           -------------------------------------
                                             Name:  William C. Kelly, Jr.
                                             Title: Manager

                        [Signatures Continued Next Page]

                                       INDUSTRIAL MOLDING GROUP, L.P.,
                                       a Tennessee limited partnership

                                       By:  Industrial Molding GP, LLC, a
                                            Delaware limited liability company,
                                            its general partner

                                       By:   /s/ David L. Dyckman
                                           -------------------------------------
                                             Name:   David L. Dyckman
                                             Title:  Manager

                                       DELTA RUBBER COMPANY,
                                       a Connecticut corporation

                                       By:   /s/ David L. Dyckman
                                           -------------------------------------
                                             Name:   David L. Dyckman
                                             Title:  Vice President

                                       KUGELFERTIGUNG ELTMANN GmbH, a German
                                       Company

                                       By:   /s/ Dirk Offergeld
                                           -------------------------------------
                                             Name:   Dirk Offergeld
                                             Title:  Plant Manager

                                       By:   /s/ Wolfgang Werner
                                           -------------------------------------
                                             Name:   Wolfgang Werner
                                             Title:  Financial Controller

                                       NN NETHERLANDS B.V., a Dutch company

                                       By:   /s/ David L. Dyckman
                                           -------------------------------------
                                             Name:   David L. Dyckman
                                             Title:  Managing Director

                        [Signatures Continued Next Page]

                                       NN EUROBALL IRELAND LIMITED, an Irish
                                       company

                                       By:     /s/ Robert R. Sams
                                           -------------------------------------
                                       Name:   Robert R. Sams
                                             -----------------------------------
                                       Title:  Board Member
                                              ----------------------------------

                                       NN HOLDINGS, B.V., a Dutch company

                                       By:     /s/ David L. Dyckman
                                            ------------------------------------
                                       Name:   David L. Dyckman
                                       Title:  Board Member

                                       NN SLOVAKIA, s.r.o.

                                       By:     /s/ Nicola Tramsoni
                                            ------------------------------------
                                       Name:   Nicola Tramsoni
                                       Title:  Director

                                       LENDERS:

                                       AMSOUTH BANK, as a Lender

                                       By:     /s/ Robert T. Page
                                            ------------------------------------
                                       Name:   Robert T. Page
                                       Title:  Vice President

                                       FIRST TENNESSEE BANK NATIONAL
                                       ASSOCIATION, as a Lender

                                       By:     /s/ Vincent K. Hickam
                                            ------------------------------------
                                       Name:   Vincent K. Hickam
                                       Title:  Executive Vice President

                        [Signatures Continued Next Page]

                                       UNION PLANTERS BANK, NATIONAL
                                       ASSOCIATION, as a Lender

                                       By:     /s/ Kathleen L. Nelson
                                            ------------------------------------
                                               Name:   Kathleen L. Nelson
                                               Title:  Senior Vice President

                                       INTEGRA BANK, N.A., as a Lender

                                       By:     /s/ Jeffrey S. Nurkiewicz
                                            ------------------------------------
                                       Name:   Jeffrey S. Nurkiewicz
                                       Title:  Senior Vice President

                                       SUNTRUST BANK, as a Lender and Euro Loan
                                       Agent

                                       By:     /s/ Scott Folsom
                                            ------------------------------------
                                               Name:   Scott Folsom
                                               Title:  Senior Vice President